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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                   SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

                         Date of Report: August 2, 2004



                               F.N.B. CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                       001-31940                 25-1255406
------------------------             -----------            -------------------
(State of Incorporation)             (Commission               (IRS Employer
                                     File Number)           Identification No.)





         One F.N.B. Boulevard, Hermitage, Pennsylvania        16148
        -----------------------------------------------      -------
           (Address of principal executive offices)         (Zip code)


                                 (724) 981-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



         --------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On July 26, 2004, F.N.B. Corporation (the Corporation) announced it has signed a definitive merger agreement to acquire the assets of Morrell, Butz & Junker, Inc., a full-service insurance agency based in Pittsburgh, Pennsylvania.

     The press release issued by the Corporation announcing the acquisition is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     The acquisition to closed on July 30, 2004.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS


        EXHIBIT NO.          DESCRIPTION OF EXHIBIT
        -----------          ----------------------

          99.1 Press release dated July 26, 2004 announcing the acquisition of Morrell, Butz & Junker, Inc., a full-service insurance agency based in Pittsburgh, Pennsylvania.







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                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         F.N.B. CORPORATION
                                         (Registrant)



                                         By:    /s/Brian F. Lilly
                                                -----------------------------
                                         Name:  Brian F. Lilly
                                         Title: Chief Financial Officer
                                                (Principal Financial Officer)



Dated: August 2, 2004